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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 23, 2003
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                          Doral Financial Corporation
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            (Exact name of registrant as specified in this charter)

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
         Puerto Rico                             0-17224                          66-0312162
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
(State or other jurisdiction of            (Commission File No.)      (IRS Employer Identification No.)
incorporation)
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1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico         00920-2717
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:    (787) 474-6700
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1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico  00920-2717
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(Former address)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c) Exhibits

    99.1         Doral Financial Corporation press release dated September 23,
2003.



ITEM 9.  REGULATION FD DISCLOSURE

         On September 23, 2003, Doral Financial Corporation issued a press release announcing that it had entered into an agreement, subject to standard closing conditions, to sell $300,000,000 of its 4.75% Perpetual Cumulative Convertible Preferred Stock in a private offering to qualified institutional buyers pursuant to Rule 144A. Doral Financial Corporation also granted the initial purchasers of the preferred stock an option to purchase up to an additional $45,000,000 of preferred stock.

         Doral Financial does not intend for this Item 9 or Exhibit 99.1 to be treated as "filed" under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

         A copy of the press release is attached hereto as an Exhibit (99.1).



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DORAL FINANCIAL CORPORATION



                                             By:       /s/ Ricardo Molendez
                                                 -------------------------------
                                                        Ricardo Molendez
                                                    Executive Vice President



Date: September 24, 2003



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